 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 13, 2013

SpeedSport Branding, Inc., Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State of Other Jurisdiction of Incorporation)

333-155318	20-4168979
(Commission File Number	(IRS Employer Identification No.)

111 Sunrise Center Dr. Thomasville, NC 27360	27360
(Address of Principal Executive Offices)	(Zip Code)

(336) 210-6410

(Registrant's Telephone Number, Including Area Code)

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 8, 2013, the Registrant was informed by its independent registered public accounting firm, Borgers & Cutler CPAs PLLC ("Borgers"), that it would no longer be providing auditing services on an ongoing basis. The partner in charge of Registrant’s account with Borgers, David Cutler, has formed a new auditing firm under the name "Cutler & Co. LLC”. The Board of Directors determined that it was in the best interest of the Registrant to maintain continuity of the relationship between David Cutler and Registrant.  On November 8, 2013 the Board of Directors engaged Cutler & Co. LLC of Denver, Colorado as the Registrant’s new independent registered public accounting firm.

The Board of Directors of the Registrant approved of the replacement of Borgers & Cutler CPAs PLLC., and the engagement of Cutler & Co. LLC as its independent auditor.

Neither the Report of Ronald R. Chadwick, Registrant's Auditor preceding Borgers, nor the report of Borgers on the financial statements of SpeedSport Branding, Inc. for the years ended December 31, 2011 and 2012, nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the years ended December 31, 2011 and 2012 contained a going concern qualification in the Registrant's audited financial statements. We have had no disagreements with Ronald R. Chadwick P.C. nor Borgers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ronald R. Chadwick P.C's or Borgers' satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements.

We have provided Borgers with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Borgers as required by Item 304(a)(3) of Regulation S-K.

There were no disagreements or other “reportable events” as that term is described in Item Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Registrant’s two most recent fiscal years and the subsequent interim periods through the date of dismissal

On November 8, 2013 the Registrant engaged Cutler & Co. LLC as its independent accountant. During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the Registrant has not consulted Cutler & Co.LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1 Letter from Borgers & Cutler CPAs PLLC., dated  November 13, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpeedSport Branding, Inc., Inc. (Registrant)
Date: November 13, 2013
	By:	/s/ Roy Montgomery
Roy Montgomery
Chief Executive Officer Chief Financial Officer